Non-cash transactions (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Non-cash Transactions
Oivia's acquisition - share consideration	$ 36,671	$ (0)	$ (0)
Contingent share award termination (note 10b)	355,573	(0)	(0)
Easynvest acquisition - share consideration	(0)	271,229	(0)
Conversion of senior preferred shares into equity	(0)	400,915	(0)
Spin Pay acquisition - share consideration	$ (0)	$ 6,346	$ (0)